UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    December 30, 2010

Medizone International, Inc.

(Exact name of registrant as specified in its charter)

Nevada

002-93277-D

87-0412648

(State or other jurisdiction

(Commission

(IRS Employer

of incorporation)

File Number)

Identification No.)

144 Buena Vista, P.O. Box 742, Stinson Beach, California   94970

(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code:  (415) 868-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This amended Current Report on Form 8-K is being filed to include the final press release exhibit relating to the announcement below. An earlier version of the release was inadvertently included in the original filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 30, 2010, Steve M. Hanni advised the registrant’s Board of Directors (“Board”) that he would no longer be able to serve as the registrant’s Chief Financial Officer (principal financial and principal accounting officer).  He further advised the Board that his resignation was to be effective immediately.

The Board appointed Thomas (“Tommy”) E. Auger to fill the vacancy resulting from Mr. Hanni’s resignation.  Mr. Auger will serve as the Chief Financial Officer (principal financial and principal accounting officer) of the registrant, effective December 30, 2010.

Since August 2010, Mr. Auger has been engaged as a consultant on accounting and financial operations for private companies and senior management through Advanced CFO Solutions, L.C. (“ACFOS”), in Salt Lake City, Utah.  From August 2008 until August 2010, he was the Chief Financial Officer of Red Ledges Land Development, Inc., a private developer of recreational and vacation properties in Utah.  From September 2004 until August 2008, he was vice president of finance and administration for Talisker Corporation, a private company engaged in developing, owning and operating recreation properties and resorts in North America.  From 1994 until 2004, Mr. Auger was an accountant with the international accounting firms Deloitte and Touche (1994-1995), KPMG LLP (1995 to 1999 and 2002 to 2004) and Arthur Andersen (1999 to 2002).  Mr. Auger is a CPA licensed in Utah and Oklahoma and a member of the American Institute of Certified Public Accountants and the Utah Association of Certified Public Accountants (“UACPA”).  He is a member of the UACPA’s Special Member Task Force and also served as the Committee Chair of the ProNet Council for many years.  He received an MS in Accounting in 1994 from Oklahoma City University and a BS in Accounting in May 1993 from the same institution.

Mr. Auger’s services to the registrant are facilitated through ACFOS.  The registrant will pay ACFOS a monthly retainer of $5,000 for Mr. Auger’s services in the capacities indicated above.  The registrant also paid a one-time retainer of $3,000 on December 29, 2010, at the time the agreement with Mr. Auger and ACFOS was entered into.

Item 9.01.   Financial Statements and Exhibits

99.1

Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Medizone International, Inc.

Date: December 30, 2010

By:  /s/ Edwin G. Marshall

Edwin G. Marshall

Chairman of the Board and Chief Executive Officer

(Principal Executive Officer)

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